SECURITY AGREEMENT

This SECURITY AGREEMENT, dated as of February 11, 2008 (this “Agreement”), is among Solar Thin Films, Inc., a Delaware corporation, having its principal offices located at 25 Highland Blvd., Dix Hills, New York 11746 (the “Debtor”), and Solar Thin Power, Inc., a Nevada corporation, having its principal offices located at 25 Highland Blvd., Dix Hills, New York 11746 (together with its successors and assigns, the “Secured Party”), which Secured Party is the holder of the Debtor’s Secured Term Note, issued on February 11, 2008 in the aggregate original principal amount of $2,500,000 (the “Note”).

WITNESSETH:

WHEREAS, pursuant to the Note, the Lender has agreed to extend the loan to the Debtor evidenced by the Note, a copy of which is annexed hereto as Exhibit A;

WHEREAS, the Debtor intends to utilize the proceeds of the loan in order to fund the acquisition of up to a 15% interest in the Weihai Blue Star Terra Photovoltaic Co. Ltd. (the “Blue Star Joint Venture”).

WHEREAS, in order to induce the Secured Party to extend the loans evidenced by the Note, the Debtor has agreed to execute and deliver to the Secured Party this Agreement and to grant the Secured Party a security interest, in the proceeds of the Debtor’s equity interest in the Blue Star Joint Venture to secure the prompt payment, performance and discharge in full of all of the Debtor’s obligations under the Note.

NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth in this Section 1.

(a) “Collateral” means the collateral in which the Secured Party is granted a security interest by this Agreement and which shall include the proceeds of any and all equity interests, whether now held or hereinafter acquired by the Debtor in the Blue Star Joint Venture, up to a maximum interest of 15%.

2. Grant of Security Interest in Collateral. As an inducement for the Secured Party to extend the loan as evidenced by the Note and to secure the complete and timely payment, performance and discharge in full, as the case may be, of all obligations under the Note, the Debtor hereby unconditionally and irrevocably pledges, grants and hypothecates to the Secured Party a security interest in and to, a lien upon, and a right of set-off against, all of its respective right, title and interest of whatsoever kind and nature in and to the Collateral (a “Security Interest”). To the extent there is at any time more than one Secured Party hereunder, the Collateral will secure the obligations under the Note to the Secured Party on a pari passu basis, based on the then outstanding amount of such obligations under the Note.

3. Representations, Warranties, Covenants and Agreements of the Debtor. The Debtor represents and warrants to, and covenants and agrees with, the Secured Party as follows:

(a)  The Debtor has the requisite corporate, partnership, limited liability company or other power and authority to enter into this Agreement and otherwise to carry out its obligations hereunder. The execution, delivery and performance by each Debtor of this Agreement and the filings contemplated therein have been duly authorized by all necessary action on the part of such Debtor and no further action is required by such Debtor. This Agreement has been duly executed by each Debtor. This Agreement constitutes the legal, valid and binding obligation of each Debtor, enforceable against each Debtor in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization and similar laws of general application relating to or affecting the rights and remedies of creditors and by general principles of equity.

(b) The Debtor is the sole owner of the equity interest underlying the Collateral, free and clear of any liens, security interests, encumbrances, rights or claims, and is fully authorized to grant the Security Interest. There is not on file in any governmental or regulatory authority, agency or recording office an effective financing statement, security agreement, license or transfer or any notice of any of the foregoing (other than those that will be filed in favor of the Secured Party pursuant to this Agreement) covering or affecting any of the Collateral. Except as pursuant to this Agreement, as long as this Agreement shall be in effect, the Debtor shall not execute and shall not knowingly permit to be on file in any such office or agency any other financing statement or other similar document or instrument (except to the extent filed or recorded in favor of the Secured Party pursuant to the terms of this Agreement).

(c) No written claim has been received by the Debtor that the Collateral or Debtor's use of the Collateral violates the rights of any third party. There has been no adverse decision to the Debtor's claim of ownership rights in or exclusive rights to use the Collateral in any jurisdiction or to the Debtor's right to keep and maintain such Collateral in full force and effect, and there is no proceeding involving said rights pending or, to the best knowledge of the Debtor, threatened before any court, judicial body, administrative or regulatory agency, arbitrator or other governmental authority.

(d) The Debtor shall at all times maintain its books of account and records relating to the equity interest underlying the Collateral at its principal place of business (except when temporarily kept at the offices of its attorneys or accountants) and may not relocate such books of account unless it delivers to the Secured Party at least 30 days prior to such relocation written notice of such relocation and the new location thereof (which must be within the United States).

(e) This Agreement creates in favor of the Secured Party a valid, security interest in the Collateral, securing the payment and performance of the obligations under the Note. All security interests created hereunder in any Collateral may be perfected by the shares underlying the Collateral being placed in escrow with the escrow agent pursuant to the terms of the Escrow Agreement, a copy of which is annexed hereto as Exhibit B. Except for the delivery of the certificates and other instruments provided in Section 2, no action is necessary to create, perfect or protect the security interests created hereunder. Without limiting the generality of the foregoing, no consent of any third parties and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for (i) the execution, delivery and performance of this Agreement, (ii) the creation or perfection of the Security Interests created hereunder in the Collateral or (iii) the enforcement of the rights of the Secured Party hereunder.

(f) The execution, delivery and performance of this Agreement by the Debtors do not (i) violate any of the provisions of any Organizational Documents of the Debtor or any judgment, decree, order or award of any court, governmental body or arbitrator or any applicable law, rule or regulation applicable to the Debtor or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing the Debtor's debt or otherwise) or other understanding to which the Debtor is a party or by which any property or asset of the Debtor is bound or affected. If any, all required consents (including, without limitation, from stockholders or creditors of the Debtor) necessary for the Debtor to enter into and perform its obligations hereunder have been obtained.

(g)  All of the shares underlying the Collateral are validly issued, fully paid and nonassessable, and the Debtor is the legal and beneficial owner of the shares underlying the Collateral, free and clear of any lien, security interest or other encumbrance except for the security interests created by this Agreement. The Debtor shall cause the security interest of the Secured Party to be duly noted in its corporate books and records.

(h) The Debtor shall at all times maintain the Security Interests provided for hereunder as valid and perfected first priority liens and security interests in the Collateral in favor of the Secured Party until this Agreement and the Security Interests hereunder shall be terminated pursuant to Section 8 hereof. Each Debtor hereby agrees to use commercially reasonable efforts to defend the same against the claims of any and all persons and entities and to safeguard and protect all Collateral for the account of the Secured Party.

(i) The Debtor will not transfer, pledge, hypothecate, encumber, license, sell or otherwise dispose of any of the Collateral without first providing written notice to the escrow agent pursuant to Section 1.4 of the Escrow Agreement.

(j) The Debtor shall, within ten (10) days of obtaining knowledge thereof, advise the Secured Party promptly, in sufficient detail, of any material adverse change in the Collateral, and of the occurrence of any event which would have a material adverse effect on the value of the Collateral or on the Secured Party’s security interest therein.
(k) The Debtor shall take all steps reasonably necessary to diligently pursue and seek to preserve, enforce and collect any rights, claims, causes of action and accounts receivable in respect of the Collateral.

(l) The Debtor shall promptly notify the Secured Party in sufficient detail upon becoming aware of any attachment, garnishment, execution or other legal process levied against any Collateral and of any other information received by such Debtor that would have a material adverse effect on the value of the Collateral, the Security Interest or the rights and remedies of the Secured Party hereunder.

(m) All information heretofore, herein or hereafter supplied to the Secured Party by or on behalf of any Debtor with respect to the Collateral is accurate and complete in all material respects as of the date furnished.

(n) Each Debtor was organized and remains organized solely under the laws of the state set forth next to such Debtor’s name in Schedule D attached hereto, which Schedule D sets forth each Debtor’s organizational identification number or, if any Debtor does not have one, states that one does not exist

4. Defaults. The following events shall be “Events of Default”:

(a)  The occurrence of an Event of Default under the Note; or

(b) Any representation or warranty of the Debtor in this Agreement shall prove to have been incorrect in any material respect when made.

5.	Rights and Remedies Upon Default.

(a) Upon the occurrence of any Event of Default and at any time thereafter, the Secured Party shall have the right to exercise all of the remedies conferred under Section 3.2 of the Note.

(b)The Debtor shall comply with any applicable law in connection with a disposition of Collateral and such compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. The Debtor shall sell the shares underlying the Collateral in accordance with Section 1.4 of the Escrow Agreement.

6. Applications of Proceeds. The proceeds of any sale of shares underlying the Collateral made in accordance with Section 1.4 of the Escrow Agreement, shall be first applied to any obligations then outstanding under the Note. Including accrued but unpaid interest. If, upon the sale of the Shares, the proceeds thereof are insufficient to pay all amounts to which the Debtor is obligated under the note, including accrued but unpaid interest, the Debtor will remain liable for the deficiency pursuant to the terms of the Note. If the sale of the Shares results in proceeds sufficient to satisfy the Debtor’s then outstanding obligations under the Note, the Debtor shall be entitled to any excess proceeds.

7. Security Interests Absolute. All rights and all obligations of the parties hereunder, shall be absolute and unconditional, irrespective of: (a) any lack of validity or enforceability of this Agreement, the Note, the Security Agreement, the Escrow Agreement or any agreement entered into in connection with the foregoing, or any portion hereof or thereof; (b) any change in the time, manner or place of payment or performance of, or in any other term of, all or any of the obligations under the Note, or any other amendment or waiver of or any consent to any departure from the Note or any other agreement entered into in connection with the foregoing; (c) any exchange, release or nonperfection of any of the Collateral, or any release or amendment or waiver of or consent to departure from any other collateral for, or any guarantee, or any other security, for all or any of the obligations under the Note; (d) any action by the Secured Party to obtain, adjust, settle and cancel in its reasonable discretion any insurance claims or matters made or arising in connection with the Collateral; or (e) any other circumstance which might otherwise constitute any legal or equitable defense available to the Debtor, or a discharge of all or any part of the Security Interests granted hereby.

8. Term of Agreement. This Agreement and the Security Interests shall terminate on the date on which all payments under the Note have been indefeasibly paid or otherwise satisfied in full.

9. Notices. Any demand upon or notice to the Debtors hereunder shall be effective when delivered by hand or when properly deposited in the mails postage prepaid, or sent by telex, answerback received, or electronic facsimile transmission, receipt acknowledged, or delivered to a telegraph company or overnight courier, in each case addressed to the Debtor at the address shown below or such other address as the Debtors may advise the Secured Party in writing. Any notice by the Debtors to the Secured Party shall be given as aforesaid, addressed to the Secured Party at the address shown below or such other address as the Secured Party may advise the Debtors in writing.

Secured Party:	Solar Thin Power, Inc.
25 Highland Blvd.
Dix Hills, NY 11746

Debtor:	Solar Thin Films, Inc.
25 Highland Blvd.
Dix Hills, NY 11746

10. Miscellaneous.

(a) No course of dealing between the Debtor and the Secured Party, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder or under the Notes shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(b) All of the rights and remedies of the Secured Party with respect to the Collateral, whether established hereby or by the Note, the Security Agreement, the Escrow Agreement or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

(c) This Agreement, together with the exhibits and schedules hereto, the Note, the Security Agreement, the Escrow Agreement and the related agreements contemplated hereby and thereby contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into this Agreement and the exhibits and schedules hereto. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Debtor and the Secured Party or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought.

(d) If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(e) No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

(f) This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Debtor may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Secured Party (other than by merger). The Secured Party may assign any or all of its rights under this Agreement to any Person to whom the Secured Party assigns or transfers the Note, provided such transferee agrees in writing to be bound, with respect to the transferred Note, by the provisions of this Agreement that apply to the “Secured Party.”

(g) Each party shall take such further action and execute and deliver such further documents as may be necessary or appropriate in order to carry out the provisions and purposes of this Agreement.

(h) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. The Debtor agrees that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement, the Security Agreement, the Escrow Agreement and the Note (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan. The Debtor hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any such court or that such proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If any party shall commence a proceeding to enforce any provisions of this Agreement, then the prevailing party in such proceeding shall be reimbursed by the other party for its reasonable attorney’s fees and other reasonable costs and expenses incurred with the investigation, preparation and prosecution of such proceeding.

(i) This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(j) The Debtor shall indemnify, reimburse and hold harmless the Secured Party, and each of their respective partners, members, shareholders, officers, directors, employees and agents (and any other persons with other titles that have similar functions) (collectively, “Indemnitees”) from and against any and all losses, claims, liabilities, damages, penalties, suits, costs and expenses, of any kind or nature, (including fees relating to the cost of investigating and defending any of the foregoing) imposed on, incurred by or asserted against such Indemnitee in any way related to or arising from or alleged to arise from this Agreement or the Collateral, except any such losses, claims, liabilities, damages, penalties, suits, costs and expenses which result from the gross negligence or willful misconduct of the Indemnitee as determined by a final, nonappealable decision of a court of competent jurisdiction. This indemnification provision is in addition to, and not in limitation of, any other indemnification provision in the Note, the Security Agreement, the Escrow Agreement or any other agreement, instrument or other document executed or delivered in connection herewith or therewith.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed on the day and year first above written.

DEBTOR:

SOLAR THIN FILMS, INC.

By: /s/ Peter Lewis Name: Peter Lewis Title: Chief Executive Officer

SECURED PARTY: SOLAR THIN POWER, INC.

By: /s/ Robert Rubin Name:Robert Rubin Title:Chief Financial Officer